                                                     AUTOMATIC YEARLY
                                                      RENEWABLE TERM
                                                   REINSURANCE AGREEMENT

                                                  EFFECTIVE March 1, 2003

                                               PRUCO LIFE INSURANCE COMPANY
                                        (hereinafter referred to as "THE COMPANY")

                                                   213 Washington Street
                                               Newark, New Jersey 07102-2992

                                                            And

                                                 SCOTTISH RE (U.S.), INC.
                                       (hereinafter referred to as "THE REINSURER")

                                                15800 John J. Delaney Drive
                                                    Charlotte, NC 28277

ATTACHMENTS:

SCHEDULE A - REINSURANCE COVERAGE

SCHEDULE B - AUTOMATIC REINSURANCE PREMIUMS

SCHEDULE C - REPORTING INFORMATION

SCHEDULE D - MONTHLY BILLING AND ACCOUNTING SUMMARY

SCHEDULE E - CARRIER FACT SHEET

                                              AUTOMATIC YEARLY RENEWABLE TERM
                                                   REINSURANCE AGREEMENT

1.       PARTIES TO THE AGREEMENT

         This Agreement is solely between THE REINSURER and THE COMPANY,  a life insurance  company  domiciled in the State of Arizona.  There is no third party  beneficiary  to this  Agreement.  Reinsurance  under this Agreement will not create any right or legal  relationship  between THE  REINSURER and any other  person,  for example,  any insured, policyowner,  agent,  beneficiary,  or assignee. THE COMPANY agrees that it will not make THE REINSURER a party to any  litigation  between  any  such  third  party  and THE  COMPANY.  THE  COMPANY  will not use or  disclose  THE
         REINSURER's  name with regard to THE COMPANY's  agreements  or  transactions  with these third parties  unless THE
         REINSURER  gives prior  written  approval for the use or disclosure of its name or unless THE COMPANY is compelled by law to do so.

         The terms of this Agreement are binding upon the parties,  their  representatives,  successors,  and assigns.  The parties to this Agreement are bound by ongoing and continuing  obligations and liabilities  until the later of (1)
         when this Agreement  terminates and (2) when the underlying  policies are no longer in force. This Agreement shall not be bifurcated, partially assigned, or partially assumed.

2.       EFFECTIVE DATE OF THE AGREEMENT

         This Agreement will be effective as of 12:01 A.M., March 1, 2003.  It will cover policies effective on and after
         January 1, 2000.

3.       SCOPE OF THE AGREEMENT

         The text of this Agreement and all Exhibits,  Schedules and  Amendments are considered to be the entire  agreement between the parties.  There are no other  understandings or agreements  between the parties regarding the policies reinsured  other  than as  expressed  in this  Agreement.  The  parties  may make  changes  or  additions  to this
         Agreement,  but they will not be considered  to be in effect unless they are made by means of a written  amendment that has been signed and dated by both parties.

4.       DURATION OF THE AGREEMENT

         The duration of this  Agreement  will be  unlimited.  However,  either party may  terminate  the Agreement for new business at any time by giving the other a 90-day prior  written  notice.  THE  REINSURER  will continue to accept new reinsurance during the 90-day period.

         In addition,  this Agreement may be terminated  immediately  for the acceptance of new reinsurance by either party if one of the parties materially breaches this Agreement or becomes insolvent.

         Existing  reinsurance  will not be affected by the termination of this Agreement with respect to new  reinsurance.
         Existing  reinsurance will remain in force until the termination or expiry of the underlying policies on which the reinsurance  is based as long as THE COMPANY  continues  to pay  reinsurance  premiums as described in Section 11.
         However,  existing  reinsurance  may be  terminated  in  accordance  with the  recapture  provision  described  in
         Section 19.

5.       BASIS OF REINSURANCE

         Reinsurance under this Agreement will be on the Yearly Renewable Term basis for the net amount at risk on the portion of each policy that is reinsured as described in Schedule A.

6.       AUTOMATIC REINSURANCE TERMS

         THE REINSURER agrees to automatically  accept  contractual  risks on the life insurance plans shown in Schedule A, provided  that the  issuance  of the  insurance  by THE  COMPANY  constitutes  the  transaction  of  business in a jurisdiction in which THE COMPANY is properly licensed, subject to the following requirements:

a.       CONVENTIONAL  UNDERWRITING.  Automatic  reinsurance  applies only to insurance  applications  underwritten  by THE
              COMPANY  according  to THE  COMPANY's  conventional  underwriting  and issue  practices.  Upon  request,  THE
              COMPANY  shall  provide  THE  REINSURER  with a copy of its  current  underwriting  and issue  practices  and guidelines.

              In the event of significant changes in underwriting  practices in the industry, it may be appropriate for THE
              COMPANY or THE REINSURER to request of the other party changes in the  underwriting  requirements.  The party requesting the change must provide a 120-day  advance  written notice to the other party before the effective date of such change.  Recognition  of  reinsurance  premium rates related to these changes must be determined within the 120-day period.  If the underwriting  change or rate change is unacceptable to either party,  this
              Agreement may be  unilaterally  terminated for  acceptance of new business with a 90-day written  termination notice to the other party.

b.       RESIDENCE.  To be eligible for automatic reinsurance,  each insured must either be a resident of the United States or Canada at the time of issue.

c.       OCCUPATION.  To be eligible for automatic reinsurance,  the insured must not be employed in an occupation as shown in the Occupation Exclusion List in Schedule A.

d.       AUTOMATIC  ACCEPTANCE  LIMIT.  For any policy to be reinsured under automatic  reinsurance,  the face amount shall not exceed the Automatic Acceptance Limit as shown in Schedule A.

e.       JUMBO LIMIT.  For any policy to be reinsured under automatic  reinsurance,  the total amount of insurance in force and applied for in all companies shall not exceed the Jumbo Limit as shown in Schedule A.

f.       MINIMUM  CESSION.  The minimum  amount of  reinsurance  per  cession  that THE  REINSURER  will accept is shown in
              Schedule A.

g.       FACULTATIVE  QUOTES.  The risk shall not have been submitted on a facultative  basis to THE REINSURER or any other reinsurer.

7.       PORTIONS REINSURED AND RETAINED UNDER AUTOMATIC REINSURANCE

a.       AUTOMATIC  PORTION  REINSURED.  For any policy  reinsured under automatic  reinsurance,  the portion  reinsured is shown in Schedule A.

b.       AUTOMATIC PORTION RETAINED.  THE COMPANY will retain, and not otherwise  reinsure,  an amount of insurance on each life equal to its retention shown in Schedule A.

8.       AUTOMATIC REINSURANCE NOTICE PROCEDURE

         After the  policy  has been paid for and  delivered,  THE  COMPANY  will  submit all  relevant  individual  policy information, as defined in Schedule C, in its next statement to THE REINSURER.

9.       COMMENCEMENT OF REINSURANCE COVERAGE

         Commencement  of THE  REINSURER's  reinsurance  coverage on any policy or pre-issue  risk under this  Agreement is described below:

a.       AUTOMATIC  REINSURANCE.  THE REINSURER's  reinsurance  coverage for any policy that is issued on or after March 1,
              2003  that is ceded  automatically  under  this  Agreement  will  begin  simultaneously  with  THE  COMPANY's contractual liability for the policy reinsured.  THE REINSURER's  reinsurance coverage for any policy that is issued  prior to March 1, 2003 that is ceded  automatically  under  this  Agreement,  will  begin on March 1,
              2003.  In either  instance,  no coverage  will begin  prior to March 1, 2003.  Reinsurance  coverage  for all policies  that are ceded  automatically  under this  Agreement  will end  simultaneously  with THE  COMPANY's contractual liability for the policy reinsured.

              In addition,  THE  REINSURER  will be liable for benefits  paid under THE  COMPANY's  conditional  receipt or temporary insurance agreement if all of the conditions for automatic  reinsurance coverage under Section 6 of this  Agreement  are met. THE  REINSURER's  liability  under THE COMPANY's  conditional  receipt or temporary insurance  agreement is limited to the lesser of (1) THE REINSURER's  reinsured portion of the face amount of the policy and (2) $100,000.

b.       PRE-ISSUE  COVERAGE.  The  pre-issue  coverage  for  benefits  paid  under THE  COMPANY's  conditional  receipt or temporary  insurance  agreement  will be  effective  once all  initial  medical  exams  and  tests  have been completed.  The  pre-issue  liability  applies  only  once on any given  life at one time no matter  how many conditional  receipts or temporary  insurance  agreements are in effect.  After a policy has been issued,  no reinsurance benefits are payable under this pre-issue coverage provision.

10.      REINSURANCE PREMIUM RATES

a.       LIFE REINSURANCE.  The reinsurance  premiums per $1000 are shown in Schedule B. Reinsurance  premiums for renewals are  calculated  using (1) the issue age, (2) the duration  since  issuance and (3) the current  underwriting classification.

         b.   RATES NOT GUARANTEED.  The reinsurance  premium rates are not  guaranteed.  THE REINSURER  reserves the right to change  the rates at any time.  If THE  REINSURER  changes  the rates,  it will give THE  COMPANY a 90-day prior  written  notice  of the  change.  Any  change  applies  only to  reinsurance  premiums  due  after the expiration of the notice period.

11.      PAYMENT OF REINSURANCE PREMIUMS

a.       PREMIUM  DUE.  For each policy  reinsured  under this  Agreement,  reinsurance  premiums  are payable  annually in advance.  These premiums are due on the issue date and each  subsequent  policy  anniversary.  Within 30 days after the close of each  reporting  period,  THE COMPANY  will send THE  REINSURER a statement of account for that period  along with  payment of the full balance due. On any payment  date,  monies  payable  between THE
              REINSURER and THE COMPANY  under this  Agreement may be netted to determine the payment due. This offset will apply  regardless  of the  insolvency of either party as described in Section 22. If the statement of account shows a balance due THE  COMPANY,  THE  REINSURER  will remit that  amount to THE  COMPANY  within 30 days of receipt of the  statement of account.  All  financial  transactions  under this  Agreement  will be in United
              States  dollars.  If the  reinsurance  premium  amounts  cannot be  determined on an exact basis by the dates described  below,  such payments will be paid in  accordance  with a mutually  agreed upon formula which will approximate  the  actual  payments.  Adjustments  will  then be made to  reflect  actual  amounts  when  such information is available.

b.       DELAYED  PAYMENT.  If reinsurance  premiums are 90 days past due, THE REINSURER may charge  interest on the amount due at an interest rate not to exceed the London Interbank Offer Rate, U.S.  Denomination-Fixed  Three-month,
              (LIBOR), as of when the payment was due.

c.       FAILURE TO PAY  PREMIUMS.  The Payment of  reinsurance  premiums is a condition  precedent to the liability of THE
              REINSURER for  reinsurance  covered under this Agreement.  If reinsurance  premiums are 90 days past due, for reasons  other than those due to error or  omission  as defined  below in Section  21, the  premiums  will be considered in default and THE REINSURER  may  terminate the  reinsurance  by providing a 30-day prior written notice,  provided  payment is not received  within that 30-day  period.  THE  REINSURER  will have no further liability as of the  termination  date. THE COMPANY will be liable for the prorated  reinsurance  premiums to the  termination  date.  THE COMPANY agrees that it will not force  termination  under the provisions of this paragraph  solely to avoid the  recapture  requirements  or to transfer  the block of business  reinsured  to another reinsurer.

              At the end of this 30-day period, THE REINSURER's liability will automatically  terminate for all reinsurance on which  balances  remain due and unpaid,  including  reinsurance  on which  balances  became due and unpaid during and after the 30-day notice period.

              Subject to Section 20, THE COMPANY may reinstate  reinsurance  terminated for  non-payment of balances due at any time within 60 days  following the date of  termination.  However,  THE REINSURER  will have no liability for claims incurred between the termination date and the reinstatement date.

d.       PREMIUM ADJUSTMENT.  If THE COMPANY overpays a reinsurance premium and THE REINSURER accepts the overpayment,  THE
              REINSURER's  acceptance  will not  constitute or create a  reinsurance  liability or increase in any existing reinsurance  liability.  Instead,  THE REINSURER  will be liable to THE COMPANY for a credit in the amount of the  overpayment.  If a  reinsured  policy  terminates,  THE  REINSURER  will  refund the excess  reinsurance premium.  This  refund will be on a prorated  basis  without  interest  from the date of  termination  of the policy to the date to which a reinsurance premium has been paid.

12.      PREMIUM TAX REIMBURSEMENT

         See Schedule B.

13.      DAC TAX AGREEMENT

         THE COMPANY and THE REINSURER,  herein collectively called the "Parties",  or singularly the "Party", hereby enter into an election under Treasury  Regulations  Section  1.848-2(g)  (8) as promulgated  under the Internal  Revenue
         Code,  as found in Title 26 of the United States Code,  hereinafter  referred to as the  Regulations  and the IRC.
         Both parties  agree to make the  election  contemplated  by this Section 13 by timely  attaching to their U.S. tax returns the schedule  contemplated  by Section  1.848-2(g)(8)(ii)  of the  Regulations.  Furthermore,  the parties agree to the following:

a.       For each  taxable year under this  Agreement,  the party with the net  positive  consideration,  as defined in the
              Regulations,  will capitalize  specified policy  acquisition  expenses with respect to this Agreement without regard to the general deductions limitation of Section 848 (c) (1);

b.       THE COMPANY and THE  REINSURER  agree to  exchange  information  pertaining  to the net  consideration  under this
              Agreement each year to insure consistency or as otherwise required by the Internal Revenue Service;

c.       THE COMPANY will submit to THE REINSURER by May 1 of each year its  calculation of the net  consideration  for the preceding calendar year.

d.       THE REINSURER  may contest such  calculation  by providing an  alternative  calculation  to THE COMPANY in writing within 30 days of THE REINSURER's receipt of THE COMPANY's  calculation.  If THE REINSURER does not so notify
              THE COMPANY,  THE REINSURER will report the net consideration as determined by THE COMPANY in THE REINSURER's tax return for the previous calendar year;

e.       If THE REINSURER contests THE COMPANY's  calculation of the net consideration,  the parties will act in good faith to reach an  agreement  as to the  correct  amount  within  30 days of the date  THE  REINSURER  submits  its alternative  calculation.  If THE  COMPANY  and THE  REINSURER  do not reach  agreement  on the net amount of consideration  within  such  30-day  period,  then the net  amount of  consideration  for such year  shall be determined by an independent  accounting firm acceptable to both THE COMPANY and THE REINSURER within 20 days after the expiration of such 30-day period.

f.       THE COMPANY and THE  REINSURER  agree that this  election  shall first be effective for the 2003 calendar tax year and will be effective for all subsequent taxable years for which this Agreement remains in effect.

         THE  REINSURER  and THE  COMPANY  represent  and  warrant  that they are  subject to U.S.  taxation  under  either
         Subchapter  L of Chapter 1, or Subpart F of  Subchapter N of Chapter 1 of the  Internal  Revenue Code of 1986,  as
         amended.

14.      REPORTS

         The reporting  period is shown in Schedule A. For each  reporting  period,  THE COMPANY will submit reports to THE
         REINSURER with information that is substantially similar to the information displayed in Schedule C.

         In addition,  the reports will include a billing and accounting  summary and a policy exhibit  summary  similar to the reports shown in Schedule D.

         Within 15 business  days after the end of each calendar  year,  THE COMPANY will submit a reserve  credit  summary similar to that shown in Schedule D. THE COMPANY will also submit this reserve  credit  summary within 10 business days after the end of each other calendar quarter.

15.      RESERVES FOR REINSURANCE

         See Schedule A.

16.      CLAIMS

a.       NOTIFICATION  OF CLAIMS.  THE COMPANY will notify THE REINSURER as soon as reasonably  possible  after THE COMPANY receives a claim for a policy  reinsured  under this  Agreement.  After THE COMPANY has  received  all proper claim  proofs and paid the claim,  THE COMPANY will send THE  REINSURER an itemized  statement of amounts due
              THE COMPANY under this Agreement along with all relevant  information with respect to the claim including the claim proofs.  However,  claim proofs will not be required by THE REINSURER on non-contestable  claims if THE
              REINSURER's  net  amount  at risk is less than or equal to  $100,000  and THE  COMPANY  has paid the claim in full.  In such cases, THE COMPANY will provide THE REINSURER with the cause of death.

b.       AMOUNT AND PAYMENT OF BENEFITS.  As soon as THE REINSURER  receives  proper claim notice and any required proof of the claim,  reinsurance benefits are due and payable to THE COMPANY. THE COMPANY's  contractual liability for claims is binding on THE REINSURER.  The maximum benefit payable to THE COMPANY for each reinsured  policy is the amount specifically  reinsured with THE REINSURER.  In the event that reinsurance benefits are sixty days past due, THE COMPANY may recapture the  reinsurance as described in Section 19. If THE REINSURER  intends to dispute its liability with respect to a claim,  THE REINSURER shall promptly notify THE COMPANY in writing of its intention.

c.       CLAIM  SETTLEMENTS.  THE COMPANY will use its standard claim  practices and guidelines in the  adjudication of all claims on policies  reinsured  under this  Agreement.  THE COMPANY will advise THE REINSURER of its intention to contest a claim  involving a policy  reinsured  hereunder  and provide  THE  REINSURER  with copies of all relevant  documents.  THE REINSURER may choose not to  participate in such a contested  claim.  THE REINSURER will have 10  business  days to  communicate  to THE  COMPANY  its  decision  whether to  participate  in the contested claim. If THE REINSURER  chooses not to participate,  it will fulfill its obligation by immediately paying to THE COMPANY the full amount of THE  REINSURER's  liability  on the portion of the policy  reinsured under this  Agreement,  and will be relieved of all future  liability  on the claim and will not share in any subsequent  reduction on  liability.  If THE REINSURER  chooses to  participate,  and THE  COMPANY's  contest results in a reduction or increase in liability,  THE REINSURER  will share in any such reduction or increase in  proportion  to its share of the risk on the  contested  policy.  THE  COMPANY  will  promptly  notify THE
              REINSURER of any legal proceedings against THE COMPANY.

d.       CLAIM  EXPENSES.  THE REINSURER will pay its share of any interest paid by THE COMPANY on any claim  payment.  THE
              REINSURER will not reimburse THE COMPANY for the routine  expenses and compensation of officers and employees of the  COMPANY.  In addition,  except as stated in the previous  sentence,  if THE  REINSURER  has chosen to participate  in a  contest,  THE  REINSURER  will  pay its  share  of the  unusual  expense  of  adjudicating contestable  claims,  which  expense was  incurred  by THE  COMPANY,  including  investigation  expenses  and compensation  expenses charged by THE COMPANY's Special  Investigation Unit. Such Special  Investigation Unit
              expenses  will not increase  more than 5% per year of the current  hourly rate ($39 for 2003) of  contestable claim  investigation.  The term "unusual expense" shall mean all expenses of THE COMPANY  associated with the contestable  claim other than normal and customary claim  administration  expenses that are commonly incurred with the  normal  and  customary  settlement  of  non-contestable  claims.  Notwithstanding  the  above,  THE
              REINSURER  will be liable for any portion of interest or unusual  expenses  until such time as THE  REINSURER notifies THE COMPANY of its decision not to  participate  in the contest.  THE  REINSURER  will not be liable for any portion of interest or unusual  expenses for any period of time after THE  REINSURER has notified THE
              COMPANY of its decision not to participate  in a contested,  compromised  or litigated  claim.  THE REINSURER will not reimburse  expenses  incurred by THE COMPANY in connection  with a dispute or contest arising out of conflicting claims of entitlement to policy proceeds or benefits.

e.       EXTRACONTRACTUAL  DAMAGES.  In no event will THE REINSURER  participate in punitive or compensatory  damages which are  awarded  against  THE  COMPANY as a result of an act,  omission  or course of conduct  committed  by THE
              COMPANY in connection  with the insurance under this Agreement.  THE REINSURER will,  however,  pay its share of statutory  penalties  awarded  against THE COMPANY in connection  with the insurance  reinsured under this
              Agreement.  The parties  recognize that  circumstances may arise in which equity would require THE REINSURER, to the extent permitted by law, to share  proportionately  in certain assessed  damages.  Such  circumstances are  difficult to define in advance,  but generally  would be those  situations in which THE REINSURER was an active  party and in writing  either  directed,  consented  to, or ratified the act,  omission,  or course of conduct of THE COMPANY which ultimately  results in the assessment of punitive and/or  compensatory  damages.
              In such situations, THE COMPANY and THE REINSURER would share such damages assessed in equitable proportions.

              For purposes of the provision, the following definitions will apply:

              "Punitive Damages" are those damages awarded as a penalty,  the amounts of which are not governed or fixed by statute;

              "Statutory Penalties" are those amounts that are awarded as a penalty, but are fixed in amount by statute;

              "Compensatory  Damages" are those amounts  awarded to compensate  for actual damages  sustained,  and are not awarded as a penalty, nor fixed in amount by statute.

17.      MISREPRESENTATION, SUICIDE, AND MISSTATEMENT

         If either a  misrepresentation  on an  application  or a death of an insured  by suicide  results in the return of policy  premiums by THE COMPANY under the policy rather than payment of policy  benefits,  THE REINSURER  will, in lieu of any  other  reinsurance  benefit,  refund  all of the  reinsurance  premiums  paid for that  policy to THE
         COMPANY.  If there is an  adjustment  for a  misrepresentation  or  misstatement  of age or sex,  a  corresponding adjustment to the reinsurance benefit will be made.

18.      POLICY CHANGES

a.       NOTICE.  If a  reinsured  policy is  changed  as  described  below,  a  corresponding  change  will be made in the reinsurance  for that policy.  THE COMPANY  will notify THE  REINSURER  of the change in THE  COMPANY's  next report as stated in Section 14.

b.       INCREASES.  If a request  for an  increase  in the  amount of  insurance  is made for a  reinsured  policy and the insured  meets THE  COMPANY's  underwriting  requirements  and THE COMPANY  approves the  increase  under the policy,  then the amount of reinsurance under this Agreement will be adjusted as of the effective date of the increase, not to exceed the Automatic Acceptance Limits and the Jumbo Limits shown in Schedule A.

              If a request for an increase is made for a reinsured policy and the insured meets THE COMPANY's  underwriting requirements  and a new policy is issued for the higher amount,  then  reinsurance  under the old policy will cease as of the effective date of the change,  and  reinsurance  under the new policy will commence as of the policy date of the new policy.

              If a request  for an  increase in a reinsured  policy is granted  without the insured  meeting THE  COMPANY's underwriting requirements, then reinsurance on the increase will not be allowed.

              If a reinsured  policy is  increased  as a result of a  conversion  from term  insurance  and the increase is granted without both insureds meeting THE COMPANY's  underwriting  requirements,  then reinsurance will cease as of the effective date of the change.

c.       REDUCTION OR TERMINATION.  If the amount of insurance on a reinsured  policy is reduced,  the reinsurance  will be reduced proportionately as of the effective date of the reduction.

              If a reinsured policy is terminated, the reinsurance will cease on the date of such termination.

d.       PLAN  CHANGES.  If a reinsured  policy is changed to another plan of  insurance  that is not  currently  reinsured under this  Agreement  as  defined in  Schedule  A, then THE  COMPANY  will  recapture  in full the  coverage reinsured  under  this  Agreement,  and the  reinsurance  will  cease  with  respect  to the policy as of the effective date of the change.

              If a policy that is not  reinsured  under this  Agreement is changed to a plan that is  reinsured  under this
              Agreement as defined in Schedule A and the insured has met THE COMPANY's  underwriting  requirements  for the plan change, then reinsurance will commence as of the policy date of the new plan.

e.       DEATH  BENEFIT  OPTION  CHANGES.  If the death  benefit  option  under a reinsured  policy is changed and the face amount of insurance is either  increased or decreased,  the net amount at risk reinsured under this Agreement after the change will be the same as before the change.

f.       POLICY SPLIT. If a reinsured  policy is split into two separate  policies as a result of an event specified in the
              Divorce and Tax Law Change Rider, then reinsurance will cease as of the effective date of the change.

g.       REDUCED PAID-UP  INSURANCE.  If any policy reinsured under this Agreement is changed to Reduced Paid-Up Insurance, the net amount at risk  reinsured  will be adjusted as  appropriate  and  reinsurance  will be  continued  in accordance with the provisions of the underlying  policy.  Reinsurance  payments for the adjusted policy will be  calculated  using (1) the issue age of the  original  policy,  (2) the  duration  since  issuance  of the original policy and (3) the underwriting  classification  immediately  prior to the change to Reduced Paid-Up
              Insurance.

19.      RECAPTURE

         At any time during the term of the  Agreement,  THE COMPANY may elect to recapture in full the coverage  reinsured under this Agreement following the occurrence of any of the following events:

a.       Non-payment of undisputed reinsurance claims that are sixty days past due from THE REINSURER.

b.       Material  breach of any term and  condition  of this  Agreement  if such breach is not cured within a period of at least sixty calendar days following the delivery of notice of such failure from THE COMPANY to THE REINSURER.

c.       THE REINSURER is deemed insolvent as described in Section 22.

d.       The occurrence of a "Risk Trigger Event" as defined in Schedule A of this Agreement.

e.       A change in premium rates on existing business that is unacceptable to THE COMPANY.

f.       A change in ownership  or control of THE  REINSURER if the change  results in the new owner of THE  REINSURER  not having a Qualified  Rating from at least one of the Major Rating  Agencies (shown in the chart in Schedule A,
              Section 10), which is at least as high as the Qualified Rating of THE REINSURER.

g.       Any  representation  or warranty made by THE REINSURER  under this  Agreement  proves to be untrue in any material respect.

         In addition,  after the twentieth  policy  anniversary,  THE COMPANY may elect to recapture all or an  appropriate portion of the coverage  reinsured under this Agreement to reflect  increases in the maximum  retention limits for
         THE COMPANY  and all of its  affiliates,  collectively,  subsequent  to the date of policy  issue.  These  maximum retention  limits as of the effective  date of this Agreement are equal to the amounts shown in the Risk Retention
         Limits table shown in Schedule A. The portion of the coverage  that may be  recaptured  would be directly  related to the increase in the limits.  To illustrate,  if the maximum  retention  limits are increased by 100%,  then the portion that may be recaptured  from all reinsurers of the policies  reinsured under this Agreement would be equal to 100% of the portion of each  reinsured  policy that is retained by THE COMPANY.  Furthermore,  the portion that may be recaptured  from THE REINSURER  would be determined as THE  REINSURER's  prorata share of the total portion reinsured with all reinsurers.

         If THE COMPANY elects to recapture the risks ceded to THE REINSURER  under this Agreement as stated above, it will do so by giving  written notice to THE REINSURER.  Upon the delivery of such notice,  all of the risks  previously ceded  under  each of the  policies  subject  to this  Agreement  shall be  recaptured,  effective  as of the date specified  in THE  COMPANY's  notice.  If THE COMPANY  does not  specify in the written  notice the date that such recapture is to be effective,  then the recapture shall be effective  immediately upon THE REINSURER's  receipt of the notice.

         If a policy is  recaptured,  THE REINSURER  will pay THE COMPANY the unearned  reinsurance  premium within 30 days following  the date of  recapture.  THE  REINSURER  shall not be  liable,  under  this  Agreement,  for any claims incurred on or after the date of recapture,  but shall remain liable for all claims  incurred prior to the date of recapture.

         No exercise by THE COMPANY of any  recapture  right will give rise to any claims for  damages,  lost  profits,  or other form of  compensation  to THE  REINSURER,  other than payment of a prorated sum for any amount that might be due and owing under the reinsurance treaty up to the effective date of the recapture.

20.      REINSTATEMENTS

         a.     AUTOMATIC  REINSTATEMENT.  If THE COMPANY reinstates a policy that was originally ceded to THE REINSURER as automatic  reinsurance  using  conventional  underwriting  practices,  THE REINSURER's  reinsurance for the policy shall be reinstated.

         b.     PREMIUM ADJUSTMENT.  Reinsurance  premiums for the interval during which the policy was lapsed will be paid to THE REINSURER on a YRT basis by THE COMPANY.

21.      ERRORS AND OMISSIONS

         If either THE  REINSURER or THE COMPANY  fails to comply with any of the terms of this  Agreement  and it is shown that the failure was unintentional or the result of a misunderstanding or an administrative  oversight on the part of either party,  this Agreement  will remain in effect.  If the failure to comply changes the operation or effect of this  Agreement,  both parties  will be put back to the  positions  they would have  occupied if the failure to comply had not occurred.

         THE REINSURER will not,  however,  be responsible for THE COMPANY's  errors in administering  the reinsurance,  if such errors arise from gross negligent or deliberate,  wrongful acts in administration  by THE COMPANY.  If either party  discovers  that THE COMPANY has failed to cede  reinsurance  as  provided in this  Agreement,  or failed to comply with reporting  requirements,  THE REINURER may require THE COMPANY to audit its records for similar errors and to take the actions necessary to avoid similar errors in the future.

22.      INSOLVENCY

         For the purpose of this  Agreement,  THE COMPANY or THE REINSURER  shall be deemed  "insolvent"  if it does one or more of the following:

a.       A court-appointed receiver, trustee, custodian,  conservator,  liquidator,  government official or similar officer takes possession of the property or assets of either THE COMPANY or THE REINSURER; or

b.       Either  THE  COMPANY  or THE  REINSURER  is placed in  receivership,  rehabilitation,  liquidation,  conservation, bankruptcy or similar status pursuant to the laws of any state or of the United States; or

c.       Either THE COMPANY or THE  REINSURER  becomes  subject to an order to  rehabilitate  or an order to  liquidate  as defined by the insurance code of the  jurisdiction  of the domicile of THE COMPANY or THE  REINSURER,  as the case may be.

         In the event that THE COMPANY is deemed  insolvent,  all reinsurance  claims payable hereunder shall be payable by
         THE REINSURER on the basis of THE COMPANY's  liability under the policies  reinsured without diminution because of the  insolvency  of THE  COMPANY.  Such claims  shall be payable by THE  REINSURER  directly to THE  COMPANY,  its liquidator  or  statutory  successor.  It is  understood,  however,  that in the  event  of such  insolvency,  the liquidator  or receiver or statutory  successor of THE COMPANY  shall give written  notice to THE REINSURER of the pendency of a claim against THE COMPANY on a risk reinsured  hereunder  within a reasonable  time after such claim is filed in the  insolvency  proceeding.  Such notice shall  indicate the policy  reinsured  and whether the claim could involve a possible  liability on the part of THE  REINSURER.  Failure to give such notice of the pendency of a claim shall not excuse the obligation of THE REINSURER unless it is  substantially  prejudiced  thereby.  During the pendency of such claim,  THE REINSURER may investigate  such claim and interpose,  at its own expense,  in the proceeding  where such claim is to be  adjudicated,  any defense or defenses it may deem available to THE COMPANY, its liquidator,  receiver or statutory  successor.  It is further understood that the expense thus incurred by THE
         REINSURER  shall be  chargeable,  subject  to court  approval,  against  THE  COMPANY  as part of the  expense  of liquidation  to the extent of a  proportionate  share of the benefit  which may accrue to THE COMPANY  solely as a result of the defense undertaken by THE REINSURER.

         In the event THE REINSURER is deemed  insolvent,  THE REINSURER will be bound by any legal  directions  imposed by its liquidator,  conservator, or statutory successor.  However, and if not in conflict with such legal directions,
         THE COMPANY shall have the right to cancel this  Agreement  with respect to  occurrences  taking place on or after the date THE  REINSURER  first  evidences  insolvency.  Such right to cancel shall be  exercised by providing  THE
         REINSURER  (or its  liquidator,  conservator,  receiver  or  statutory  successor)  with a  written  notice of THE
         COMPANY's  intent to recapture ceded business.  If THE COMPANY  exercises such right to cancel and recapture ceded business,  such election shall be in lieu of any premature  recapture  fee. Upon such election,  THE COMPANY shall be under no obligation to THE REINSURER, its liquidator,  receiver or statutory successor; however, THE REINSURER, its  liquidator,  receiver or statutory  successor  shall be liable for all claims  incurred  prior to the date of recapture.

23.      ARBITRATION

a.       GENERAL.  All disputes and  differences  under this Agreement  that cannot be amicably  agreed upon by the parties shall be decided by  arbitration.  The  arbitrators  will have the authority to interpret this Agreement and, in doing so, will consider the customs and practices of the life  insurance  and life  reinsurance  industry.
              The  arbitrators  will  consider  this  Agreement  as an  honorable  engagement  rather  than  merely a legal obligation,  and they are relieved of all judicial  formalities  and may abstain  from  following  the strict rules of law.  The arbitration shall take place within the United States.

b.       NOTICE.  To  initiate  arbitration,  one of the  parties  will  notify the  other,  in  writing,  of its desire to arbitrate.  The notice  will state the nature of the dispute  and the  desired  remedies.  The party to which the notice is sent will respond to the  notification  in writing within 10 days of receipt of the notice.  At that time,  the  responding  party will state any  additional  dispute it may have  regarding  the subject of arbitration.

c.       PROCEDURE.  Arbitration will be heard before a panel of three disinterested  arbitrators.  The arbitrators will be current or former executive officers or employees of life insurance or life reinsurance  companies;  however, these  companies  will not be either party to this Agreement or any of their  reinsurers or affiliates.  Each party will appoint one  arbitrator.  Notice of the  appointment  of these  arbitrators  will be given by each party  to the  other  party  within  30 days of the  date  of  mailing  of the  notification  initiating  the arbitration.  These two arbitrators  will, as soon as possible,  but no longer than 45 days after the date of the mailing of the notification initiating the arbitration, then select the third arbitrator.

              Should  either  party fail to appoint an  arbitrator  within 30 days after the other party has given  written notice of its  arbitrator  appointment,  the party that has given  notice may appoint the second  arbitrator.
              Should the two initial  arbitrators be unable to agree on the choice of a third  arbitrator,  each arbitrator will nominate three candidates,  two of whom the other will decline, and the decision will be made by drawing lots on the final selection.  If this candidate declines to serve as the arbitrator,  then the candidate last eliminated  will be approached to serve.  This process will be repeated until a candidate has agreed to serve as the  third  arbitrator.  Once  chosen,  the  three  arbitrators  will have the  authority  to  decide  all substantive  and  procedural  issues by a majority  vote.  The  arbitration  hearing will be held on the date fixed by the arbitrators at a location  agreed upon by the parties.  In no event will this date be later than
              6 months after the appointment of the third  arbitrator.  The arbitrators  will issue a written decision from which  there will be no appeal.  Either  party may reduce this  decision to a judgment  before any court that has jurisdiction of the subject of the arbitration.

d.       COSTS.  Each party will pay the fees of its own attorneys,  the arbitrator  appointed by that party, and all other expenses  connected  with the  presentation  of its own case.  The two  parties  will share equal cost of the third arbitrator, unless the arbitrators decide otherwise.

24.      GOOD FAITH

         Each party agrees that all matters with respect to this Agreement require its utmost good faith.

25.      REPRESENTATIONS AND WARRANTIES

         Each party  represents  and  warrants to the other party that it is solvent on a statutory  basis in all states in which it does  business  or is  licensed.  Each party  agrees to promptly  notify the other if it is  subsequently financially  impaired.  Each party affirms that it has and will continue to disclose all matters  material to this
         Agreement and each cession.  Examples of such matters are a material  change in underwriting or issue practices or philosophy, or a change in each party's ownership or control.

         THE COMPANY represents and warrants the following:

a.       It is a corporation duly organized, existing and in good standing under the laws of Arizona.
b.       It is  empowered  under  applicable  laws and by its  charter  and  bylaws to enter  into and  perform  the duties contemplated in this Agreement.
c.       It has  taken  all  requisite  corporate  proceedings  to  authorize  it to enter  into  and  perform  the  duties contemplated in this Agreement.
d.       It has obtained any and all regulatory  approvals as may be required for THE COMPANY to cede the Policies  covered hereunder.
e.       It will take no  unauthorized  action that would  encourage the  policyholders  whose policies are reinsured under this Agreement to surrender,  reduce or otherwise terminate their existing coverages either through direct or indirect  acts,  including  but not limited to, a plan of  internal  replacement,  without the consent of THE
              REINSURER.
f.       THE  COMPANY   acknowledges   that  THE  REINSURER  is  entering  into  this  Agreement  in  reliance  upon  these representations and warranties of THE COMPANY.

         THE REINSURER represents and warrants the following:

a.       It is a corporation duly organized, existing and in good standing under the laws of Delaware.
b.       It is  empowered  under  applicable  laws and by its  charter  and  bylaws to enter  into and  perform  the duties contemplated in this Agreement.
c.       It has  taken  all  requisite  corporate  proceedings  to  authorize  it to enter  into  and  perform  the  duties contemplated in this Agreement.
d.       It has obtained any and all regulatory  approvals as may be required for THE REINSURER to provide the  reinsurance covered hereunder.
e.       As part of THE COMPANY's due diligence  process,  THE REINSURER has provided a completed  copy of the  Reinsurance
              Carrier  Fact  Sheet,  a copy of which is attached in  Schedule  E. THE  REINSURER  will,  from time to time, update the  information  included in The  Reinsurance  Carrier Fact Sheet.  The  information  included in the
              Reinsurance Carrier Fact Sheet is true and accurate as of the date shown on the Fact Sheet.
f.       THE  REINSURER   acknowledges   that  THE  COMPANY  is  entering  into  this  Agreement  in  reliance  upon  these representations  and  warranties  of THE  REINSURER,  and THE REINSURER  agrees that THE  COMPANY's  right of recapture  under  Section 19 of this  Agreement  will be triggered  if, at any point in the future during the term of this Agreement, these representations and warranties are no longer true and correct.

26.      CONFIDENTIALITY

         THE REINSURER and THE COMPANY agree to regard and preserve as  confidential  all information and material which is related to the reinsured  business  and/or  customers that may be obtained by the other party from any source as a result of this Agreement.  Neither party will,  without first  obtaining the other party's prior written  consent, disclose to any person,  firm or enterprise,  or use for its own benefit or for the benefit of any third party any
         Confidential Information or Customer Information.  "Confidential  Information" includes, but is not limited to any and all financial  data,  statistics,  programs,  research,  developments,  information  relating to insurance and financial  products,  planned or existing  computer systems  architecture  and software,  data, and information of either  party as well as third party  confidential  information  to which the other  party has  access.  "Customer
         Information"  includes all  information  provided by or at the  direction  of THE COMPANY  about a customer of THE
         COMPANY or any affiliates of THE COMPANY,  including but not limited to name,  address,  telephone  number,  email address, account or policy information, and any list or grouping of customers.

         Notwithstanding  the  foregoing,  the  provisions  of Section 26 shall not apply with respect to disclosing of the
         Product,  the  Specifications  and/or  Confidential  Information  which is or becomes  publicly  known  through no wrongful act of either party; or is received from a third party without similar  restriction and without breach of this  Agreement;  or is  independently  developed  by  either  party;  or  is  approved  for  release  by  written authorization  of the other party;  or is placed in or becomes party of the public domain pursuant to or by reason of operation of law. The foregoing  exceptions do not apply to the disclosure of Customer  Information,  which may not be disclosed without THE COMPANY's prior written consent.

27.      MEDICAL INFORMATION BUREAU

         THE REINSURER is required to strictly adhere to the Medical  Information  Bureau Rules,  and THE COMPANY agrees to abide by  these  Rules,  as  amended  from  time to time.  THE  COMPANY  will  not  submit a  preliminary  notice, application for reinsurance,  or reinsurance  cession to THE REINSURER unless THE COMPANY has a signed,  currently required Medical Information Bureau authorization.

28.      GOVERNING LAW

         This  Agreement  shall be governed by the laws of the State of Arizona  without giving effect to the principles of conflicts of laws thereof.

29.      ASSIGNMENT

         This Agreement is not assignable by either party except by the express written consent of the other.

30.      ACCESS TO  RECORDS

         THE REINSURER and THE COMPANY, or their duly authorized representatives, will have the right to inspect original papers, records, and all documents relating to the business reinsured under this Agreement including underwriting, claims processing, and administration.  Such access will be provided during regular business hours at the office of the inspected party.

31.      SEVERABILITY

         If any provision of this Agreement is determined to be invalid or unenforceable, such determination will not impair or affect the validity or the enforceability of the remaining provisions of this Agreement.

32.      OFFSET

         Any debts or credits, in favor of or against either THE REINSURER or THE COMPANY with respect to this Agreement are deemed mutual debts or credits and may be offset and only the balance will be allowed or paid.

         The right of offset will not be affected or diminished because of the insolvency of either party.

In witness of the above, THE COMPANY and THE REINSURER have by their respective officers executed and delivered this
Agreement in duplicate on the dates indicated below, with an effective date of March 1, 2003.

----------------------------------------------------------- --------------------------------------------------------

PRUCO LIFE INSURANCE COMPANY                                SCOTTISH RE (U.S.), INC.
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

By:_/s/______________________________                       By:_/s/_____________________________
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

Title:_______________________________                       Title:_____________________________
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

Date:_______________________________                        Date:_____________________________
----------------------------------------------------------- --------------------------------------------------------

----------------------------------------------------------- --------------------------------------------------------

By:_/s/______________________________                       By:_/s/_____________________________
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

Title:_______________________________                       Title:_____________________________
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

Date:_______________________________                        Date:_____________________________
----------------------------------------------------------- --------------------------------------------------------

                                                        SCHEDULE A

                                                   REINSURANCE COVERAGE
---------------------------------------------------------------------------------------------------------------------------

1.       PLANS REINSURED:

         This Agreement covers the following plans:

o        SVUL II Policies  issued by THE COMPANY  (Form  Number  SVUL-2000  and all state  variations),  including in force policies with issue dates back to January 1, 2000.

2.       AUTOMATIC PORTION REINSURED:

         US/Canadian Residents

         THE REINSURER will automatically reinsure an amount equal to 10% of the net amount at risk related to the face amount of insurance up to the First Layer of Coverage amounts shown in Schedule A, Section 4.B, below.

         The net amount of risk is determined as of the issue date and each  subsequent  policy  anniversary and is defined as the death benefit minus the contract fund.

3.       AUTOMATIC RETENTION LIMIT:

         THE COMPANY will retain at least 10% of the net amount at risk related to the face amount of insurance of each policy in the First Layer of Coverage, as defined in Schedule A, Section 4B.  THE COMPANY may cede up to 80% of the net amount at risk related to the face amount of insurance of each policy on a first-dollar quota share basis to other reinsurers.  In addition, THE COMPANY will retain 100% of the net amount at risk related to the face amount of insurance of each policy, in excess of the First Layer of Coverage.

4.       AUTOMATIC ACCEPTANCE LIMIT:

         A.  For any policy to be reinsured under automatic reinsurance, the face amount will not exceed the Automatic
         Issue Limits shown in the following tables:

         US/Canadian Residents - No Foreign Travel - Non-Smoker

                                      ====================================================================================
                                                               Rating Class of Higher Rated Life
          =========================== ====================================================================================
          =========================== ========================= ============================= ============================
              Issue Age of Older       No Substandard Rating            Class A - D                   Class E - H
                   Insured
          --------------------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
               Ages:      18 - 65           $ 70,000,000                $ 70,000,000                 $ 53,000,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         66 - 70            $ 63,000,000                $ 50,000,000                 $ 30,000,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         71 - 75            $ 41,000,000                $ 34,000,000                 $ 20,500,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         76 - 77            $ 25,500,000                $ 20,500,000                 $ 14,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         78 - 80            $ 25,500,000                $ 20,500,000                 $ 14,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         81 - 85            $ 13,500,000                $ 11,500,000                  $ 6,750,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         86 - 90            $ 6,750,000                 $ 5,750,000                   $ 3,600,000
          =========== =============== ========================= ============================= ============================

---------------------------------------------------------------------------------------------------------------------------

         US/Canadian Residents - No Foreign Travel - One Smoker

                                      ====================================================================================
                                                               Rating Class of Higher Rated Life
          =========================== ------------------------------------------------------------------------------------
          =========================== ========================= ============================= ============================
              Issue Age of Older       No Substandard Rating            Class A - D                   Class E - H
                   Insured
          --------------------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
               Ages:      18 - 65           $ 70,000,000                $ 60,000,000                 $ 45,000,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         66 - 70            $ 53,000,000                $ 48,000,000                 $ 27,000,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         71 - 75            $ 36,000,000                $ 33,000,000                 $ 20,500,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         76 - 77            $ 23,500,000                $ 20,500,000                 $ 14,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         78 - 80            $ 23,500,000                $ 20,500,000                 $ 14,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         81 - 85            $ 12,500,000                $ 10,500,000                  $ 6,750,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         86 - 90            $ 5,750,000                 $ 4,750,000                   $ 2,600,000
          =========== =============== ========================= ============================= ============================

         US/Canadian Residents - No Foreign Travel - Two Smokers

                                      ====================================================================================
                                                               Rating Class of Higher Rated Life
          =========================== ------------------------------------------------------------------------------------
          =========================== ========================= ============================= ============================
              Issue Age of Older       No Substandard Rating            Class A - D                   Class E - H
                   Insured
          --------------------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
               Ages:     18 - 65            $ 60,000,000                $ 55,000,000                 $ 43,000,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         66 - 70            $ 48,000,000                $ 43,000,000                 $ 26,000,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         71 - 75            $ 32,000,000                $ 31,000,000                 $ 20,500,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         76 - 77            $ 20,500,000                $ 20,500,000                 $ 13,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         78 - 80            $ 20,500,000                $ 20,500,000                 $ 13,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         81 - 85            $ 10,500,000                $ 9,500,000                   $ 5,750,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         86 - 90            $ 4,750,000                 $ 3,750,000                   $ 2,600,000
          =========== =============== ========================= ============================= ============================

         If both lives exceed Class H, there will be no automatic issue amount.

         If one life is ratable over Class H, then the following individual policy limits for the lesser impaired life's mortality classification apply:

         US/Canadian Residents - No Foreign Travel - Non-Smoker

                                      ====================================================================================
                                                             Rating Class of Less Impaired Insured
          =========================== ====================================================================================
          =========================== ========================= ============================= ============================
              Issue Age of Older       No Substandard Rating            Class A - D                   Class E - H
                   Insured
          --------------------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
               Ages:      18 - 65           $ 41,000,000                $ 41,000,000                 $ 34,000,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         66 - 70            $ 29,000,000                $ 29,000,000                 $ 23,500,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         71 - 75            $ 19,500,000                $ 19,500,000                 $ 15,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         76 - 77            $ 12,000,000                $ 12,000,000                  $ 8,500,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         78 - 80            $ 8,500,000                 $ 8,500,000                   $ 6,750,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         81 - 85            $ 4,750,000                 $ 4,750,000                      None
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         86 - 90            $ 2,700,000                 $ 2,700,000                      None
          =========== =============== ========================= ============================= ============================

         US/Canadian Residents - No Foreign Travel - One Smoker

                                      ====================================================================================
                                                             Rating Class of Less Impaired Insured
          =========================== ------------------------------------------------------------------------------------
          =========================== ========================= ============================= ============================
              Issue Age of Older       No Substandard Rating            Class A - D                   Class E - H
                   Insured
          --------------------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
               Ages:      18 - 65           $ 35,000,000                $ 35,000,000                 $ 28,000,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         66 - 70            $ 26,000,000                $ 26,000,000                 $ 20,500,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         71 - 75            $ 19,500,000                $ 19,500,000                 $ 13,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         76 - 77            $ 11,000,000                $ 11,000,000                  $ 7,500,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         78 - 80            $ 7,500,000                 $ 7,500,000                   $ 5,750,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         81 - 85            $ 4,750,000                 $ 4,750,000                      None
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         86 - 90            $ 1,700,000                 $ 1,700,000                       None
          =========== =============== ========================= ============================= ============================

         US/Canadian Residents - No Foreign Travel - Two Smokers

                                      ====================================================================================
                                                             Rating Class of Less Impaired Insured
          =========================== ------------------------------------------------------------------------------------
          =========================== ========================= ============================= ============================
              Issue Age of Older       No Substandard Rating            Class A - D                   Class E - H
                   Insured
          --------------------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
               Ages:     18 - 65            $ 31,000,000                $ 31,000,000                 $ 24,000,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         66 - 70            $ 25,000,000                $ 25,000,000                 $ 18,500,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         71 - 75            $ 19,000,000                $ 19,000,000                 $ 12,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         76 - 77            $ 11,000,000                $ 11,000,000                  $ 7,500,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         78 - 80            $ 7,500,000                 $ 7,500,000                   $ 5,750,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         81 - 85            $ 4,750,000                 $ 4,750,000                      None
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         86 - 90            $ 1,700,000                 $ 1,700,000                      None
          =========== =============== ========================= ============================= ============================

         US/Canadian Residents - Foreign Travel

                                      ====================================================================================
                                                               Rating Class of Higher Rated Life
          =========================== ------------------------------------------------------------------------------------
          =========================== ========================= ============================= ============================
              Issue Age of Older      Preferred Best - Class C          Class D - E              Greater than Class E
                   Insured
          --------------------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
               Ages:     18 - 65            $ 10,000,000                $ 7,500,000                      None
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         66 - 70            $ 7,500,000                 $ 5,000,000                      None
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         71 - 75                None                        None                         None
          ----------- --------------- ------------------------- ----------------------------- ----------------------------

         B.  For any policy to be reinsured under automatic reinsurance, the amounts subject to reinsurance are the First
         Layer of Coverage amounts shown in the following tables:

         US/Canadian Residents - No Foreign Travel

                                      =======================================================
                                                Rating Class of Higher Rated Life
          =========================== -------------------------------------------------------
          =========================== ========================= =============================
              Issue Age of Older        Pref. Best - Class D            Class E - H
                   Insured
          --------------------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
               Ages:     18 - 65            $ 50,000,000                $ 40,000,000
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         66 - 70            $ 40,000,000                $ 20,000,000
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         71 - 75            $ 30,000,000                $ 15,000,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         76 - 80            $ 15,000,000                $ 10,000,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         81 - 85            $ 5,000,000                 $ 2,500,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         86 - 90            $ 2,500,000                 $ 1,000,000
          =========== =============== ========================= =============================

         If both lives exceed Class H, there will be no automatic acceptance amount.

         If one life is ratable over Class H, then the following individual policy limits for the lesser impaired life's mortality classification apply:

                                      =======================================================
                                             Rating Class of Lesser Impaired Insured
          =========================== -------------------------------------------------------
          =========================== ========================= =============================
             Issue Age of Lesser        Pref. Best - Class D            Class E - H
                Impaired Life
          --------------------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
               Ages:     18 - 65            $ 30,000,000                $ 20,000,000
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         66 - 70            $ 25,000,000                $ 15,000,000
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         71 - 75            $ 20,000,000                $ 10,000,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         76 - 77            $ 10,000,000                $ 5,000,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         78 - 80            $ 5,000,000                 $ 2,500,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         81 - 85            $ 2,500,000                     None
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         86 - 90            $ 1,000,000                     None
          =========== =============== ========================= =============================

         US/Canadian Residents - Foreign Travel

                                      ====================================================================================
                                                               Rating Class of Higher Rated Life
          =========================== ------------------------------------------------------------------------------------
          =========================== ========================= ============================= ============================
              Issue Age of Older      Preferred Best - Class C          Class D - E              Greater than Class E
                   Insured
          --------------------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
               Ages:     18 - 65            $ 10,000,000                $ 7,500,000                      None
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         66 - 70            $ 7,500,000                 $ 5,000,000                      None
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         71 - 75                None                        None                         None
          ----------- --------------- ------------------------- ----------------------------- ----------------------------

         C.  For any policy to be reinsured under automatic reinsurance, the amounts reinsured with THE REINSURER on that life will not exceed the amounts in the following tables:

         US/Canadian Residents - No Foreign Travel

                                      =======================================================
                                                Rating Class of Higher Rated Life
          =========================== -------------------------------------------------------
          =========================== ========================= =============================
              Issue Age of Older        Pref. Best - Class D            Class E - H
                   Insured
          --------------------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
               Ages:     18 - 65            $ 5,000,000                 $ 4,000,000
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         66 - 70            $ 4,000,000                 $ 2,000,000
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         71 - 75            $ 3,000,000                 $ 1,500,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         76 - 80            $ 1,500,000                 $ 1,000,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         81 - 85             $ 500,000                   $ 250,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         86 - 90             $ 250,000                     None *
          =========== =============== ========================= =============================

          *The percentage ceded on the higher rated life for ages 86 - 90 on rating classes E - H is 0%.

         If both lives exceed Class H, there will be no automatic acceptance amount.

         If one life is ratable over Class H, then the following individual policy limits for the lesser impaired life's mortality classification apply:

                                      =======================================================
                                              Rating Class of Less Impaired Insured
          =========================== -------------------------------------------------------
          =========================== ========================= =============================
             Issue Age of Lesser        Pref. Best - Class D            Class E - H
                Impaired Life
          --------------------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
               Ages:     18 - 65            $ 3,000,000                 $ 2,000,000
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         66 - 70            $ 2,500,000                 $ 1,500,000
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         71 - 75            $ 2,000,000                 $ 1,000,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         76 - 77            $ 1,000,000                  $ 500,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         78 - 80             $ 500,000                   $ 250,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         81 - 85             $ 250,000                      None
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         86 - 90             $ 100,000                      None
          =========== =============== ========================= =============================

         US/Canadian Residents - Foreign Travel

                                      ====================================================================================
                                                               Rating Class of Higher Rated Life
          =========================== ------------------------------------------------------------------------------------
          =========================== ========================= ============================= ============================
              Issue Age of Older      Preferred Best - Class C          Class D - E              Greater than Class E
                   Insured
          --------------------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
               Ages:     18 - 65            $ 1,000,000                  $ 750,000                       None
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         66 - 70             $ 750,000                   $ 500,000                       None
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         71 - 75                None                        None                         None
          ----------- --------------- ------------------------- ----------------------------- ----------------------------

5.       JUMBO LIMIT:

         For any policy to be reinsured under automatic reinsurance, the total amount of insurance in force and applied for in all companies will not exceed the following amounts:

         US/Canadian Residents- No Foreign Travel

          ===================== ======================== =============== ====================
                                 No Substandard Rating    Class A - E    Greater than Class
                                                                                  E
          ===================== ======================== =============== ====================
          =========== ========= ======================== =============== ====================
               Ages:  18 - 90         $75,000,000         $75,000,000        $75,000,000
          =========== ========= ======================== =============== ====================

         Note:  When a policy is reinsured under automatic reinsurance and the total amount in force and applied for in all companies exceeds $50,000,000,  THE REINSURER must be notified.

         US/Canadian Residents - Foreign Travel

          ===================== ======================== =============== ====================
                                 No Substandard Rating    Class A - E    Greater than Class
                                                                                  E
          ===================== ======================== =============== ====================
          =========== ========= ======================== =============== ====================
               Ages:  18 - 75         $35,000,000         $35,000,000           None
          =========== ========= ======================== =============== ====================
          =========== ========= ======================== =============== ====================
                      76 - 90            None                 None              None
          =========== ========= ======================== =============== ====================

6.       OCCUPATION EXCLUSION LIST FOR AUTOMATIC REINSURANCE

o        Entertainers
o        High Profile Athletes

7.       REPORTING PERIOD:

         The reporting period will be monthly.

8.       MINIMUM CESSION:

         The minimum amount per cession that can be reinsured with THE REINSURER is $25,000.

9.       RESERVES FOR REINSURANCE:

         The reinsurance  reserve is the one-year term reserve on the portion of each policy  reinsured.  This reserve will be calculated using 1980 CSO ultimate mortality and 4 ½ % interest.

10.      RISK TRIGGER EVENT:

         A "Risk Trigger Event" means that any of the following has occurred:

(1)      THE REINSURER's  Adjusted Capital, at any point in the future,  falls to a dollar amount that is more than fifteen percent  (15%) lower than the dollar  amount of Adjusted  Capital held by THE REINSURER as of the date of its financial statements most recently published prior to the date of this Agreement;

(2)      THE REINSURER does not maintain its status as a licensed or accredited reinsurer under the applicable laws and regulations of Arizona and has not provided THE COMPANY with alternative security (such as a trust or letter of credit) that satisfies THE COMPANY's specific requirements and the current, applicable legal and regulatory requirements in Arizona necessary to entitle THE COMPANY to take the maximum permissible credit on its statutory financial statements.

(3)      THE REINSURER no longer has in effect a Qualified Rating (as defined below) from at least one of the Major Rating
              Agencies shown in the chart below, which is at least as high as the minimum levels shown:

               ------------------------------------ -----------------------------------
               Major Rating Agency                  Minimum Applicable Rating:
               ==================================== ===================================
               ------------------------------------ -----------------------------------
               Moody Investor Services, Inc.        A rating of "Baa2" or higher.
               ------------------------------------ -----------------------------------
               ------------------------------------ -----------------------------------
               Standard & Poors Corporation         A rating of "BBB" or higher.
               ------------------------------------ -----------------------------------

         Definitions:

         "Adjusted Capital" shall mean the following, as applicable:  (i) statutory surplus for Reinsurers that report on a
         U.S.  statutory  reporting  basis;  (ii) GAAP equity minus deferred  acquisition  costs (DAC) for Reinsurers  that report on a U.S. GAAP or Canadian GAAP basis;  and (iii) "capital and surplus" for  Reinsurers  that report on any other accounting basis (including the International Accounting Standards (IAS) reporting basis).

         "Qualified Rating" shall mean the issuance of an insurance company  long-term,  financial strength rating from one or more of the Major Rating  Agencies that remains in effect,  that has not been suspended or withdrawn,  and that was  issued  as a result  of the full  interactive  ratings  review  process  (including  interviews  with  senior management)  by the Major  Rating  Agency in  question.  (Use of the  modifiers  "Q" or "Pi" by S&P or any similar indication  that a rating is a "qualified"  or "limited"  rating by any other of the Major Rating  Agencies  means that the rating does not constitute a "Qualified Rating" for purposes of this Agreement.)

a.       If at any point in the future during the term of this Agreement, either THE REINSURER's Adjusted Capital falls below the amount specified in clause (1) above, or THE REINSURER no longer has in effect a Qualified
                Rating as specified in clause (3) above, then THE COMPANY's right of recapture will be triggered unless
                THE REINSURER elects to, and does, provide, on a timely basis, security in the form of a Trust, for the benefit of THE COMPANY, that meets the requirements set forth in the 'Trust Agreement Provisions' in the next Section of this Schedule A.  The Trustee of the Trust shall be a "qualified financial institution" as defined in A.R.S. § 20-261.03.

11.      TRUST AGREEMENT PROVISIONS:

b.       Under the circumstances described in the last paragraph of Section 10 of this Schedule A, THE REINSURER may enter into, and maintain during the entire term of this Agreement, a Trust Agreement securing the Credit Amount, so as to avoid triggering THE COMPANY's right of recapture under Section 19.  If THE REINSURER enters into a Trust Agreement to establish a trust account securing the Credit Amount, the Trust Agreement must satisfy the requirements of subsections b., c., d., e., f., g., h. and i. below.  The Trustee of the Trust shall be a "qualified financial institution" as defined in A.R.S. § 20-261.03.

c.       Fifteen days prior to the end of each calendar quarter or at any other time , THE COMPANY will determine and
                communicate the Credit Amount to THE REINSURER   The Credit Amount shall be an amount at least equal to
                the deduction for reinsurance ceded from THE COMPANY's liabilities for policies ceded under this
                Agreement.  Such amount shall include, but not be limited to, amounts for policy reserves, reserves for claims and losses incurred (including losses incurred but not reported), loss adjustment expenses, and unearned premiums. THE COMPANY will communicate this amount to THE REINSURER in order to enable THE
                REINSURER to ensure that the Trust is maintained with a sufficient balance.  All costs and expenses of maintaining the trust will be borne by THE REINSURER and will not be paid by any of the assets held in the
                Trust.

d.        THE REINSURER will deposit into the trust on or before a date agreed to by the parties Assets that cause the market value of the trust to meet or exceed 103% of the most recently communicated Credit Amount immediately prior to the date for the deposit of Assets into the Trust.  In addition, as provided by the
                Trust Agreement, THE REINSURER shall make future additional deposits into the Trust so as to cause the market value of the trust Assets at all times to meet or exceed 103% of the Credit Amount.  THE REINSURER shall make such deposit(s) within fifteen days of receiving notification of the Credit Amount.

e.       The assets deposited in the trust account shall be valued according to their current fair market value, and shall consist of only those instruments detailed within the Trust Agreement, provided that such investments are issued by an institution that is not a parent, subsidiary, or an affiliate of either THE COMPANY or THE
                REINSURER.  Within 3 days of a request from THE COMPANY, THE REINSURER shall provide a report setting forth the current fair market value of the trust assets.

f.       THE REINSURER shall, prior to depositing assets with the Trustee, execute assignments, endorsements in blank, or transfer legal title to the Trustee of all shares, obligations or any other assets requiring assignments, in order that THE COMPANY, may, whenever necessary, negotiate any such assets without consent or signature from THE REINSURER or any other entity.

g.       All settlements of account between THE COMPANY and THE REINSURER shall be made in cash or its equivalent.

h.       THE REINSURER and THE COMPANY agree that the assets in the trust account may be drawn upon at any time, notwithstanding any other provisions in this Agreement, and be utilized and applied by THE COMPANY or any successor by operation of law of THE COMPANY including, without limitation, any liquidator, rehabilitator, receiver or conservator of THE COMPANY, for the following purposes:

i.       To reimburse THE COMPANY for THE REINSURER's share of premiums returned to the owners of policies reinsured under this Agreement on account of cancellation of such policies;

ii.      To reimburse THE COMPANY for THE REINSURER's share of benefits or losses paid by THE COMPANY under the terms and provisions of the policies reinsured under this Agreement;

iii.     To fund an account with THE COMPANY in an amount at least equal to the deduction for reinsurance ceded from THE
                  COMPANY's liabilities for policies ceded under this Agreement.  Such amount shall include, but not be limited to, amounts for policy reserves, reserves for claims and losses incurred (including losses incurred but not reported), loss adjustment expenses, and unearned premiums;

iv.      To pay any other amounts THE COMPANY claims are due under this Agreement.

              All of the foregoing will be applied without  diminution  because of insolvency on the part of THE COMPANY or
              THE REINSURER or the inability of THE COMPANY to pay all or any part of a claim.

              THE  COMPANY  agrees to return to THE  REINSURER  any  amounts  withdrawn  which are in excess of the  actual amounts  required  for i, ii and iii  above,  or in the case of iv,  such  amounts  that are in excess of the amounts ultimately  determined to be due under this Agreement.  In addition,  THE COMPANY shall make interest payments to THE REINSURER on amounts  withdrawn  pursuant to item (iii) above, to the extent such interest is not needed to be retained to maintain the account at the Credit Amount.  The rate of interest charged will be equal to MOODY's  30-Day AAA Rate,  but no greater  than the Prime Rate of interest as  published  in Federal
              Reserve  Bulletin.  The MOODY's  30-Day AAA Rate and the Prime Rate shall be determined on the first business day of each month in which interest is payable.

              Following the receipt of a new Credit Amount, but prior to the start of the new calendar quarter, THE
              REINSURER shall have the right to seek approval from THE COMPANY to withdraw from the trust account a portion of the assets contained therein and to  transfer such assets to THE REINSURER, provided that after such withdrawal and transfer, the market value of the trust account is no less than one hundred and three percent (103%) of the  Credit Amount most recently communicated by THE COMPANY to THE REINSURER.

i.       The Trust shall remain in effect until the later of the termination of this Reinsurance Agreement or the full satisfaction and discharge of any and all liabilities and obligations owed by THE REINSURER to THE COMPANY, unless THE REINSURER and THE COMPANY mutually agree in writing to terminate the Trust at an earlier date.
              Notwithstanding any   provision contained in the Trust Agreement, THE REINSURER shall not seek to terminate the trust unless it has written permission from THE COMPANY. THE COMPANY shall not arbitrarily or unreasonably withhold such permission if another form of collateral acceptable to THE COMPANY is provided by
              THE REINSURER for the Credit Amount.

j.       Prior to THE REINSURER's establishing or funding the Trust, THE COMPANY shall submit the Trust Agreement to applicable state regulatory authorities for approval, if any such approvals are required by state insurance law or regulations.  THE COMPANY shall promptly inform THE REINSURER of such approval or of any changes to such documents required by regulatory authorities.

12.      RISK RETENTION LIMITS:

         The total amount of insurance retained on both lives for THE COMPANY and its affiliates will not exceed the risk retention limits in the following table.

         No Smokers

                             ============================================================================
                                                        Highest Rating Class
          ================== ============================================================================
          ================== ================ =================== ================== ====================
          Oldest Issue Age   No Substandard      Class A - D         Class E - H     Greater than Class
             of Insured          Rating                                                       H
          ------------------ ---------------- ------------------- ------------------ --------------------
          --------- -------- ---------------- ------------------- ------------------ --------------------
             Ages:  18 - 65    $50,000,000       $35,000,000         $25,000,000         $20,000,000
                    -------- ---------------- ------------------- ------------------ --------------------
          --------- -------- ---------------- ------------------- ------------------ --------------------
                    66 - 70    $35,000,000       $22,000,000         $16,000,000         $13,000,000
          --------- -------- ---------------- ------------------- ------------------ --------------------
          --------- -------- ---------------- ------------------- ------------------ --------------------
                    71 - 75    $20,000,000       $13,000,000         $10,000,000         $ 8,000,000
          --------- -------- ---------------- ------------------- ------------------ --------------------
          --------- -------- ---------------- ------------------- ------------------ --------------------
                    76 - 80    $15,000,000       $10,000,000         $ 7,000,000         $ 5,000,000
          --------- -------- ---------------- ------------------- ------------------ --------------------
          --------- -------- ---------------- ------------------- ------------------ --------------------
                    81 - 85    $10,000,000       $ 8,000,000         $ 5,000,000         $ 3,000,000
          --------- -------- ---------------- ------------------- ------------------ --------------------
          --------- -------- ---------------- ------------------- ------------------ --------------------
                    86 - 90    $ 5,000,000       $ 4,000,000         $ 3,000,000         $ 2,000,000
          ========= ======== ================ =================== ================== ====================

         One Smoker

                             ============================================================================
                                                        Highest Rating Class
          ================== ============================================================================
          ================== ================ =================== ================== ====================
          Oldest Issue Age   No Substandard      Class A - D         Class E - H     Greater than Class
             of Insured          Rating                                                       H
          ------------------ ---------------- ------------------- ------------------ --------------------
          --------- -------- ---------------- ------------------- ------------------ --------------------
             Ages:  18 - 65    $35,000,000       $25,000,000         $17,000,000         $14,000,000
                    -------- ---------------- ------------------- ------------------ --------------------
          --------- -------- ---------------- ------------------- ------------------ --------------------
                    66 - 70    $25,000,000       $20,000,000         $13,000,000         $10,000,000
          --------- -------- ---------------- ------------------- ------------------ --------------------
          --------- -------- ---------------- ------------------- ------------------ --------------------
                    71 - 75    $15,000,000       $12,000,000         $10,000,000         $ 6,000,000
          --------- -------- ---------------- ------------------- ------------------ --------------------
          --------- -------- ---------------- ------------------- ------------------ --------------------
                    76 - 80    $13,000,000       $10,000,000         $ 7,000,000         $ 4,000,000
          --------- -------- ---------------- ------------------- ------------------ --------------------
          --------- -------- ---------------- ------------------- ------------------ --------------------
                    81 - 85    $ 9,000,000       $ 7,000,000         $ 5,000,000         $ 3,000,000
          --------- -------- ---------------- ------------------- ------------------ --------------------
          --------- -------- ---------------- ------------------- ------------------ --------------------
                    86 - 90    $ 4,000,000       $ 3,000,000         $ 2,000,000         $ 2,000,000
          ========= ======== ================ =================== ================== ====================

         Two Smokers

                             ============================================================================
                                                        Highest Rating Class
          ================== ============================================================================
          ================== ================ =================== ================== ====================
          Oldest Issue Age   No Substandard      Class A - D         Class E - H     Greater than Class
             of Insured          Rating                                                       H
          ------------------ ---------------- ------------------- ------------------ --------------------
          --------- -------- ---------------- ------------------- ------------------ --------------------
             Ages:  18 - 65    $25,000,000       $20,000,000         $15,000,000         $10,000,000
                    -------- ---------------- ------------------- ------------------ --------------------
          --------- -------- ---------------- ------------------- ------------------ --------------------
                    66 - 70    $20,000,000       $15,000,000         $12,000,000         $ 8,000,000
          --------- -------- ---------------- ------------------- ------------------ --------------------
          --------- -------- ---------------- ------------------- ------------------ --------------------
                    71 - 75    $11,000,000       $10,000,000         $10,000,000         $ 5,000,000
          --------- -------- ---------------- ------------------- ------------------ --------------------
          --------- -------- ---------------- ------------------- ------------------ --------------------
                    76 - 80    $10,000,000       $10,000,000         $ 6,000,000         $ 4,000,000
          --------- -------- ---------------- ------------------- ------------------ --------------------
          --------- -------- ---------------- ------------------- ------------------ --------------------
                    81 - 85    $ 7,000,000       $ 6,000,000         $ 4,000,000         $ 3,000,000
          --------- -------- ---------------- ------------------- ------------------ --------------------
          --------- -------- ---------------- ------------------- ------------------ --------------------
                    86 - 90    $ 3,000,000       $ 2,000,000         $ 2,000,000         $ 2,000,000
          ========= ======== ================ =================== ================== ====================

                                                        SCHEDULE B

                                              AUTOMATIC REINSURANCE PREMIUMS
---------------------------------------------------------------------------------------------------------------------------

1.       STANDARD ANNUAL REINSURANCE PREMIUMS

         The  standard  annual  reinsurance  premiums  per $1,000 of net amount at risk for (1) all  cessions of  automatic reinsurance  will be the frasierized  values of the product of the single life rates in the table attached to this
         Schedule B and the following factors:

          ==================== =============================================
             Rating Class                         Factor
          -------------------- ---------------------------------------------
                      1                             .315
          -------------------- ---------------------------------------------
          -------------------- ---------------------------------------------
                      2                             .385
          -------------------- ---------------------------------------------
          -------------------- ---------------------------------------------
                      3                             .520
          -------------------- ---------------------------------------------
          -------------------- ---------------------------------------------
                      4                             .630
          -------------------- ---------------------------------------------
          -------------------- ---------------------------------------------
                      5                           1.030
          -------------------- ---------------------------------------------
          -------------------- ---------------------------------------------
                      6                           1.290
          ==================== =============================================

---------------------------------------------------------------------------------------------------------------------------
         The frasierized method is described as follows:

         Definition of Terms:

(a)      Qx,n = single life rate per thousand in duration n for an insured whose policy was issued at issue age x

(b)      Qx,y,n = joint last survivor rate per thousand in duration n for two insureds whose policy was issued at issue ages x and y

         Step 1

                  Calculate qx,n for each insured for durations 1 to n.

                  qx,n = Qx,n divided by 1000.

         Step 2

                  Calculate px,n for each insured for durations (n-1) and n.

                  px,n = (1-qx,1) x (1-qx,2) x (1-qx,n).

         Step 3

                  Calculate px,y,n for durations (n-1) and n.

                  px,y,n = px,n + py,n - ((px,n) x (py,n))

         Step 4

                  Calculate qx,y,n for duration n.  Let px,y,0 = 1.

                  qx,y,n = 1 - px,y,n
                               px,y,n-1

         Step 5

                  Qx,y,n = 1000 x qx,y,n

         A minimum premium of $0.13 per $1000 will be applied.

2.       SUBSTANDARD ANNUAL REINSURANCE PREMIUMS

         Substandard extra premiums are available on classes 4 and 6 (Non-Smoker and Smoker).  For substandard issues, the substandard reinsurance premium (plus any flat extra) is payable for 20 years.  After this period, the base reinsurance premium (plus any flat extra) is payable until the end of the premium paying period.

         The annual reinsurance premiums per $1,000 for substandard issues will be the product of the annual single life base reinsurance premiums per $1,000 and the factor for the appropriate rating class.  These are the single life substandard rates prior to frasierization.  These rates are capped at $1,000 per $1,000.  The minimum after frasierization is $0.13 per $1,000.

         The factors are as follows:

         ============== ========== ============== ==========
         Rating Class              Rating Class      Factor
                        Factor
         -------------- ---------- -------------- ----------
         -------------- ---------- -------------- ----------
         A              1.40       K              10.00
         -------------- ---------- -------------- ----------
         -------------- ---------- -------------- ----------
         B              1.65       L              12.50
         -------------- ---------- -------------- ----------
         -------------- ---------- -------------- ----------
         C              1.90       M              15.00
         -------------- ---------- -------------- ----------
         -------------- ---------- -------------- ----------
         D              2.25       N              17.50
         -------------- ---------- -------------- ----------
         -------------- ---------- -------------- ----------
         E              2.75       O              20.00
         -------------- ---------- -------------- ----------
         -------------- ---------- -------------- ----------
         F              3.25       P              25.00
         -------------- ---------- -------------- ----------
         -------------- ---------- -------------- ----------
         G              3.75       Q              30.00
         -------------- ---------- -------------- ----------
         -------------- ---------- -------------- ----------
         H              4.50       R              40.00
         -------------- ---------- -------------- ----------
         -------------- ---------- -------------- ----------
         I              5.00       S              50.00
         -------------- ---------- -------------- ----------
         -------------- ---------- -------------- ----------
         J              7.50       T              50.00
         ============== ========== ============== ==========

3.      FLAT EXTRA REINSURANCE PREMIUMS

        Each single life flat extra premium will be converted to THE COMPANY's flat extra premium for survivorship insurance.

        The flat extra reinsurance premium will be the product of THE COMPANY's flat extra for survivorship insurance and the factors in the following table:

         ===================================================
                 Permanent Flat Extra Premiums (i.e., for
                       more than 5 years duration)
         ---------------------------------------------------
                     First year                .25
         ----------------------------- ---------------------
         ----------------------------- ---------------------
                    Renewal year               .90
         ============================= =====================

         ===================================================
                Temporary Flat Extra Premiums (i.e., for 5
                         years duration or less)
         ---------------------------------------------------
                     All years                 .90
         ============================= =====================

4.      AGE BASIS

        Age Last Birthday.

5.      PREMIUM TAXES

        Premium taxes are not reimbursed.